UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2021

SALONA GLOBAL MEDICAL DEVICE CORPORATION
(Exact name of registrant as specified in its charter)

British Columbia, Canada	333-255642	Not Applicable
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number	Identification Number)

3330 Caminito Daniella, Del Mar, California	92014
(Address of principal executive office)	Zip Code

Registrant's telephone number, including area code): 1-800-760-6826

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

[  ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 and 7.01  Results of Operations and Financial Condition and Regulation FD Disclosure

On October 14, 2021, Salona Global Medical Device Corporation issued a press release setting forth its financial results for the quarter ended August 31,  2021. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Salona Global Medical Device Corporation dated October 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: October 14, 2021	By: /s/ Leslie Cross
Name: Leslie Cross Title: Chairman of the Board and Interim Chief Executive Officer